Exhibit 31.2

                   CERTIFICATION BY CHIEF FINANCIAL OFFICER
                    PURSUANT TO RULE 13A-14(A)/15(D)-14(A)

I, Gerry Shirren, certify that:

1.  I have reviewed this annual report on Form 10-K of Global Smart Energy, Inc. for the fiscal year ended December 31, 2010;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a  material  fact  necessary  to  make  the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures as defined in Exchange Act Rules 13a-15(e) and  15d-14(e))for the registrant and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls  and  procedures  to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) designed such internal control over financial reporting,  or  caused such internal control over financial reporting to be designed under our supervision, to  provide reasonable assurance regarding the reliability of  financial reporting and the preparation  of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of the  registrant's  disclosure  controls  and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) disclosed in  this  report  any change in the registrant's internal control over financial reporting that occurred  during  the  registrant's  most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that  has  materially  affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the  design or operation of  internal control over financial reporting which are reasonably likely to adversely  affect  the registrant's  ability  to  record,  process, summarize and report financial information; and

b)  any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated: March 31, 201

/s/ Gerry Shirren
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By: Gerry Shirren
Chief Financial Officer